UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2011

CORESTREAM ENERGY, INC.
(Exact Name of Registrant As Specified In Charter)

Nevada	000-26383	88-0325940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

9550 Warner Avenue, Suite 250 Fountain Valley, CA 92708
(Address of Principal Executive Offices)

(714) 418-1700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chairman of the Board of Directors, President and Treasurer

On February 11, 2011, Chris Rainbolt tendered his resignation as a member of the Board of Directors, Chairman of the Board of Directors and President of the Company and Kevin Adkins tendered his resignation as a member of the Board of Directors and Treasurer of the Company.

There were no known disagreements with either Mr. Rainbolt or Mr. Adkins on any matter relating to the Company’s operations, policies or practices.

In connection with their departures, the Company agreed to indemnify Mr. Rainbolt and Mr. Adkins for their actions during the time they served as officers and directors of the Company.  The Company will negotiate the compensation that is due with both Mr. Rainbolt and Mr. Adkins by March 1, 2011.

The Company provided Mr. Rainbolt and Mr. Adkins a copy of this Current Report on Form 8-K on February 18, 2011.

Appointment of Chairman of the Board of Directors, President, and Chief Operating Officer

On February 11, 2011, the board of directors of Corestream Energy, Inc. ("Company"), appointed Milton C. Ault III as a member of the Company’s Board of Directors and as the Company’s Chairman of the Board of Directors and President and Lewis V. Graham as Chief Operating Officer.  Mr. Graham continues in his capacity as Corporate Secretary since his appointment on June 4, 2010. Below are descriptions of Mr. Ault and Mr. Graham’s relevant business experience:

Milton C. Ault III, age 41, Chairman of the Board of Directors, and President

Milton C. Ault has over twenty two years experience in various aspects of the Oil and Gas industry including capital formation, finance and trading.  Early in his trading career he made investments in numerous oil and gas companies, such as Mesa Petroleum. While at Dean Witter, he raised money for several limited partnerships active in the sector and was instrumental in the generation of syndication capital for emerging exploration, drilling, pipeline and refinement companies including Ferrellgas Partner, L.P.  In 1996, while at Prudential Securities, he actively traded oil and gas futures, securities and invested in energy related companies.  In 1998, while at Strome Susskind Securities he was involved in oil and gas investments.   For the next ten years, as the founder and manager of two domestic hedge funds, Mr. Ault directly invested fund capital in several oil and gas ventures, including Plains All American, Plains All American Pipeline, LP, and Sheridan Energy. His experience and existing relationships in oil and gas financing, trading and investing are directly applicable to the identification, analysis, investment and operational objectives of Corestream Energy, Inc. and its plans for future growth.

Mr. Ault currently serves as Chairman of the Board of Directors of Clear-Lite Holdings, Inc., (“CLRH”).  He has served as the President and Chief Executive Officer of Zealous, Inc. (“Zealous”), from August 2007 until June 4, 2010, and a member of Zealous’s board of directors on various occasions since October 2007. Between June and July of 2007, Mr. Ault was President of Zealous. Between July 2007 and August 2007, Mr. Ault was the Executive Vice President of Zealous. In 2008, Mr. Ault served as the chairman, director, Chief Executive Officer and President of ASNI-II, Inc., a wholly owned subsidiary of Zealous. Mr. Ault was the chairman, Chief Executive Officer and President of Zealous Holdings, Inc. (“Zealous Holdings”) from June 2005 to May 2008.  Mr. Ault is the manager and Chief Investment Officer of Zealous Asset Management, LLC, a wholly owned subsidiary of Zealous, now Corestream Energy, Inc. Mr. Ault was a registered representative at Strome Securities, LP, from July 1998 until December 2005. Mr. Ault was elected to the board of directors of Patient Safety Technologies (formally Franklin Capital Corp.) in July 2004, and became its chairman and Chief Executive Officer in October 2004, where here served until January 2006 and again from July 2006 to January 2007. Mr. Ault was a member of the board of directors of IPEX, Inc. (“IPEX”), and served as interim Chief Executive Officer of IPEX between May and July 2005. Mr. Ault was Chief Executive Officer of Digicorp, Inc. (“Digicorp”), a publicly traded corporation, from April 26, 2005 until September 30, 2005, and he served as Chairman of Digicorp from July 16, 2005 until September 30, 2005. In November 2005, Mr. Ault became Chief Executive Officer of Zealous Capital Markets, LLC (formally, Ault Glazer Bodnar Securities), a subsidiary of Zealous Holdings formed in June 2005.  Mr. Ault became President of Zealous Capital Markets, LLC, in November 2006. Mr. Ault currently holds the Series 7, 24, and 63 licenses and has held a Series 3 license for futures trading that is currently inactive.

Zealous Holdings filed for bankruptcy protection under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) on February 20, 2009, in the U.S. Bankruptcy Court, Central District of California.  This Chapter 11 filing was subsequently converted to a Chapter 7 filing.  Zealous Holdings is currently awaiting a no-asset letter from the U.S. Trustee indicating the closure of the bankruptcy proceeding.  Upon the closure of such proceedings, Zealous Holdings will be dissolved as an entity in the State of Delaware.

Mr. Ault filed for bankruptcy protection under Chapter 11 of the Bankruptcy Code on December 8, 2009, in the U.S. Bankruptcy Court, Central District of California.  This Chapter 11 filing was subsequently converted to a Chapter 7 filing.  Mr. Ault is currently in the process of withdrawing this Chapter 7 filing.

Family Relationships

Mr. Ault does not have a family relationship with any of the current officers or directors of the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Arrangement or Understanding for Selection

There was no arrangement or understanding between Mr. Ault and any other person pursuant to which Mr. Ault was selected as a director.

Lewis V. Graham, age 66, Chief Operating Officer and Corporate Secretary.

Lewis V. Graham currently serves as the Corporate Secretary for Corestream Energy, Inc.  As Corporate Secretary, since his appointment in June of 2010, he has been responsible for coordinating the communications of the Board of Directors with senior management and shareholders, maintaining records of the Board’s activities and documenting and issuing shares to settle legacy debt issues.  In addition to his responsibilities as Secretary, Mr. Graham has been actively involved in the liquidation of legacy non oil and gas assets, business planning and assessment of new business opportunities.  Prior to his involvement with Corestream Energy, Inc., Mr. Graham enjoyed successful careers and senior level management positions in Commercial Real Estate brokerage, sales, leasing and development, securities trading and Aviation.  Primary responsibilities have included marketing and sales, proprietary trading, portfolio management, business development and strategic planning. As a commercial real estate broker he has represented companies such as Marriott Corporation, Bank of America and the Irvine Company.  In aviation he has worked in advanced aircraft design at North American Rockwell and served as a corporate pilot for Harrah’s Club and tactical jet pilot as a Naval Aviator in the United States Marine Corps.

Family Relationships

Mr. Graham does not have a family relationship with any of the current officers or directors of the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Item 8.01 Other Events

The corporate offices of Corestream Energy, Inc. will be relocated to Orange County, California.  Correspondence with Corestream Energy, Inc. should be addressed to Corestream Energy, Inc., 9550 Warner Ave., Suite 250, Fountain Valley, CA 92708 until permanent offices for the relocation have been identified.  The new corporate offices address will be provided in future filings.

The new phone number for communications with Corestream Energy, Inc., has been changed to (714) 418-1700.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORESTREAM ENERGY, INC.

Date: February 18, 2011	By:	/s/ Milton C. Ault, III
Milton C. Ault, III
Chairman of the Board and President